UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Trillium Therapeutics Inc.

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Dear Colleagues:

Earlier today, we have announced an important news that Trillium Therapeutics has signed an agreement to be acquired by Pfizer, one of the world’s leading pharmaceutical companies. You can find a press release jointly issued by Pfizer and Trillium here.

The dedication and hard work of this team has brought TTI-622 and TTI-621 to an exciting crossroads in our journey. This acquisition will allow us to access the vast resources and capabilities of Pfizer to maximize the potential of our two investigational drugs, and accelerate their path to patients suffering from cancer.

There are natural uncertainty and many questions with an announcement like this. Please join us at 9:00 for a Town Hall meeting to discuss details of the transaction.

Best regards,

Jan

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this report contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities law (collectively, “forward-looking statements”). Certain statements in this report may constitute forward-looking statements, which reflect the expectations of Trillium’s management regarding the business prospects and opportunities of Trillium and the Arrangement. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Trillium’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Trillium’s securityholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; significant transaction costs; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Trillium’s Annual Report on Form 10-K for the year ended December 31, 2020, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Trillium’s continuous disclosure filings, which are available at www.sec.gov and at www.sedar.com.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this document. Trillium disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information about the Arrangement and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the transaction involving Trillium, Pfizer and Purchaser pursuant to the terms of the Arrangement Agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Trillium will file a management information circular and proxy statement on Schedule 14A relating to a special meeting of the securityholders with the SEC and Canadian Securities Administrators (“CSA”). Additionally, Trillium will file other relevant materials in connection with the transaction with the SEC. Securityholders of Trillium are urged to read the management information circular and proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the Arrangement Agreement. The definitive management information circular and proxy statement will be mailed to holders of Trillium’s securityholders. Securityholders will be able to obtain a copy of the management information circular and proxy statement, as well as other filings containing information about the transaction and the parties to the Arrangement Agreement made by Trillium with the SEC and CSA free of charge on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, or on Trillium’s website at www.trilliumtherapeutics.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this document. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Trillium and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of Trillium in respect of the transaction. Information about Trillium’s directors and executive officers is set forth in the proxy statement and management information circular for Trillium’s Annual General and Special Meeting of Shareholders, which was filed with the SEC and CSA on April 30, 2021. Investors may obtain additional information regarding the interest of such participants by reading the management information circular and proxy statement regarding the Arrangement when it becomes available.

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Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this report contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities law (collectively, “forward-looking statements”). Certain statements in this report may constitute forward-looking statements, which reflect the expectations of Trillium’s management regarding the business prospects and opportunities of Trillium and the Arrangement. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Trillium’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Trillium’s securityholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; significant transaction costs; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Trillium’s Annual Report on Form 10-K for the year ended December 31, 2020, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Trillium’s continuous disclosure filings, which are available at www.sec.gov and at www.sedar.com.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this document. Trillium disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information about the Arrangement and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the transaction involving Trillium, Pfizer and Purchaser pursuant to the terms of the Arrangement Agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Trillium will file a management information circular and proxy statement on Schedule 14A relating to a special meeting of the securityholders with the SEC and Canadian Securities Administrators (“CSA”). Additionally, Trillium will file other relevant materials in connection with the transaction with the SEC. Securityholders of Trillium are urged to read the management information circular and proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the Arrangement Agreement. The definitive management information circular and proxy statement will be mailed to holders of Trillium’s securityholders. Securityholders will be able to obtain a copy of the management information circular and proxy statement, as well as other filings containing information about the transaction and the parties to the Arrangement Agreement made by Trillium with the SEC and CSA free of charge on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, or on Trillium’s website at www.trilliumtherapeutics.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this document. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Trillium and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of Trillium in respect of the transaction. Information about Trillium’s directors and executive officers is set forth in the proxy statement and management information circular for Trillium’s Annual General and Special Meeting of Shareholders, which was filed with the SEC and CSA on April 30, 2021. Investors may obtain additional information regarding the interest of such participants by reading the management information circular and proxy statement regarding the Arrangement when it becomes available.